The Royce Fund

Supplement to the Prospectus Dated May 1, 2013

Royce Enterprise Select Fund

The second paragraph appearing under the heading “Royce Enterprise Select Fund—Principal Investment Strategy” on page 56 is hereby deleted in its entirety and replaced with the information below.

Normally, the Fund invests at least 65% of its net assets in equity securities of small-cap and mid-cap companies with market capitalizations between $750 million and $15 billion. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets in securities of companies headquartered in foreign countries. The Fund may sell securities to, among other things, secure gains, limit losses, redeploy assets into what Royce deems to be more promising opportunities and/or manage cash levels in the Fund’s portfolio. The Fund may engage in active and frequent trading of its portfolio.

May 3, 2013

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